Supplement dated July 31, 2025
to the following statutory prospectus(es):
BOA America's VISION Annuity, America's marketFLEX II Annuity, America's marketFlex Edge Annuity, America's marketFLEX Advisor Annuity, Key Future, NEA Valuebuilder Future, America's Future Horizon Annuity, NEA Valuebuilder Select, NEA Valuebuilder and BOA The Next Generation II FPVUL dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract or policy.
Effective September 22, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I
PROS-1039